Exhibit 99.1

2 Changi South Lane	65.6299.8888 Main
Singapore 486123	www.flextronics.com

P R E S S   R E L E A S E

Renee Brotherton	Kevin Kessel
Corporate Communications	Investor Relations
(408) 576-7189	(408) 576-7985
renee.brotherton@flextronics.com	kevin.kessel@flextronics.com

FLEXTRONICS ANNOUNCES FILING OF ITS 10-K AND SUBSEQUENT EVENT

Singapore, May 29, 2012 — Flextronics (NASDAQ: FLEX) today reported it has filed its 2012 financial statements on Form 10-K with the Securities and Exchange Commission.

As a result of recent events impacting the finances and liquidity of one of the Company’s customers in the concentrated solar photovoltaic market, the Company has recognized a $32.0 million charge for the write-down of inventory and provisions for doubtful accounts.  Company management has been in good faith negotiations with this customer regarding various out-of-court restructuring alternatives, but concluded on May 25, 2012 that all inventory and accounts receivable related to this customer were unrecoverable.

Because this updated information relates to an uncertainty that existed as of March 31, 2012 and because the Company had not yet filed its 2012 financial statements on Form 10-K, the charge is considered a subsequent event under generally accepted accounting principles that must be recorded in the Company’s 2012 financial statements.  The Company announced its 2012 fourth quarter and full year financial results on May 1, 2012 and is now adjusting those results to reflect the impact of the event.

“This subsequent event has no effect on our ongoing operations, did not result in a material change to the Company’s balance sheet, and had no effect on cash flows from operations or free cash flows for fiscal year 2012.” said Paul Read, CFO of Flextronics.  “In addition, our estimates for the fiscal quarter ended June 2012 are unchanged from the estimates we provided in our May 1, 2012 earnings release.”

The effect of this subsequent event on the Company’s fourth quarter and fiscal year ended March 31, 2012 adjusted and GAAP financial results are reflected in Schedules I — III of this press release.

About Flextronics

Headquartered in Singapore (Singapore Reg. No. 199002645H), Flextronics is a leading Electronics Manufacturing Services (EMS) provider focused on delivering complete design, engineering and manufacturing services to aerospace and defense, automotive, computing, consumer, industrial, infrastructure, medical, clean tech and mobile OEMs. Flextronics helps customers design, build, ship and service electronics products through a network of facilities in 30 countries on four continents. This global presence provides design and engineering solutions that are combined with core electronics manufacturing and logistics services, and are vertically integrated with components technologies, to optimize customer operations by lowering costs and reducing time to market. For more information, please visit www.flextronics.com.

# # #

This press release contains forward-looking statements within the meaning of U.S. securities laws, including statements related to future expected revenues and earnings per share. These forward-looking statements involve risks and uncertainties that could cause the actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.  These risks include: that future revenues and earnings may not be achieved as expected; our dependence on industries that continually produce technologically advanced products with short life cycles; our ability to respond to changes in economic trends, to fluctuations in demand for customers’ products and to the short-term nature of customers’

commitments; competition in our industry, particularly from ODM suppliers in Asia; our dependence on a small number of customers for the majority of our sales; the challenges of effectively managing our operations, including our ability to manage manufacturing processes, utilize available manufacturing capacity, control costs and manage changes in our operations; production difficulties, especially with new products; the impact on our margins and profitability resulting from our increased components offerings; supply shortages of required electronic components; compliance with legal and regulatory requirements; the challenges of international operations, including fluctuations in exchange rates beyond hedge boundaries leading to unexpected charges; changes in government regulations and tax laws;  and the effects that the current macroeconomic environment could have on our business and demand for our products as well as the effects that current credit and market conditions could have on the liquidity and financial condition of our customers and suppliers, including any impact on their ability to meet their contractual obligations.  Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our reports on Form 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission.  The forward-looking statements in this press release are based on current expectations and Flextronics assumes no obligation to update these forward-looking statements.

SCHEDULE I

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Month Periods Ended
	As Reported		Adjusted
	March 31, 2012	Adjustments (2)	March 31, 2012
GAAP:
Net sales	$6,382,412	$—	$6,382,412
Cost of sales	6,019,605	4,000	6,023,605

Gross profit	362,807	(4,000)	358,807

Selling, general and administrative expenses	183,189	28,000	211,189

Operating income	179,618	(32,000)	147,618

Intangible amortization	14,122	—	14,122
Interest and other expense, net	(15,331)	—	(15,331)

Income before income taxes	180,827	(32,000)	148,827

Provision for income taxes	7,405	—	7,405
Net income from continuing operations	$173,422	$(32,000)	$141,422

Loss from discontinued operations, net of tax	$(16,689)	$—	$(16,689)

Net income	$156,733	$(32,000)	$124,733

EPS:
Net income from continuing operations:
GAAP	$0.25		$0.20
Non-GAAP	$0.28		$0.24

Income (loss) from discontinued operations:
GAAP	$(0.02)		$(0.02)
Non-GAAP	$(0.02)		$(0.02)

Net income:
GAAP	$0.22		$0.18
Non-GAAP	$0.26		$0.21

Diluted Shares used in computing per share amounts	699,462		699,462

See Schedule II for the reconciliation of GAAP to non-GAAP financial measures.  See the accompanying notes on Schedule III to this press release.

SCHEDULE I (cont)

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Twelve Month Periods Ended
	As Reported		Adjusted
	March 31, 2012	Adjustments (2)	March 31, 2012
GAAP:
Net sales	$29,387,656	$—	$29,387,656
Cost of sales	27,866,315	4,000	27,870,315

Gross profit	1,521,341	(4,000)	1,517,341

Selling, general and administrative expenses	852,636	28,000	880,636

Operating income	668,705	(32,000)	636,705

Intangible amortization	55,896	—	55,896
Interest and other expense, net	16,048	—	16,048

Income before income taxes	596,761	(32,000)	564,761

Provision for income taxes	54,116	—	54,116
Net income from continuing operations	$542,645	$(32,000)	$510,645

Loss from discontinued operations, net of tax	$(21,880)	$—	$(21,880)

Net income	$520,765	$(32,000)	$488,765

EPS:
Net income from continuing operations:
GAAP	$0.75		$0.70
Non-GAAP	$0.89		$0.84

Income (loss) from discontinued operations:
GAAP	$(0.03)		$(0.03)
Non-GAAP	$(0.03)		$(0.03)

Net income:
GAAP	$0.72		$0.67
Non-GAAP	$0.86		$0.81

Diluted Shares used in computing per share amounts	727,807		727,807

See Schedule II for the reconciliation of GAAP to non-GAAP financial measures.  See the accompanying notes on Schedule III to this press release.

SCHEDULE II

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(unaudited)

	Three Month Periods Ended
	As Reported		Adjusted
	March 31, 2012	Adjustments (2)	March 31, 2012

GAAP gross profit	$362,807	$(4,000)	$358,807
Stock-based compensation expense	1,119	—	1,119
Non-GAAP gross profit	$363,926	$(4,000)	$359,926

GAAP SG&A Expenses	$183,189	$28,000	$211,189
Stock-based compensation expense	8,829	—	8,829
Non-GAAP SG&A Expenses	$174,360	$28,000	$202,360

GAAP operating income	$179,618	$(32,000)	$147,618
Stock-based compensation expense	9,948	—	9,948
Non-GAAP operating income	$189,566	$(32,000)	$157,566

GAAP provision for income taxes	$7,405	$—	$7,405
Intangible amortization	296	—	296
Non-GAAP provision for income taxes	$7,701	$—	$7,701

GAAP net income from continuing operations	$173,422	$(32,000)	$141,422
Stock-based compensation expense	9,948	—	9,948
Intangible amortization	14,122	—	14,122
Adjustments for taxes	(296)	—	(296)
Non-GAAP net income from continuing operations	$197,196	$(32,000)	$165,196

GAAP net income	$156,733	$(32,000)	$124,733
Stock-based compensation expense	9,948	—	9,948
Intangible amortization	14,122	—	14,122
Adjustments for taxes	(296)	—	(296)
Non-GAAP net income	$180,507	$(32,000)	$148,507

EPS:
Net income from continuing operations:
GAAP	$0.25		$0.20
Non-GAAP	$0.28		$0.24

Income (loss) from discontinued operations:
GAAP	$(0.02)		$(0.02)
Non-GAAP	$(0.02)		$(0.02)

Net income:
GAAP	$0.22		$0.18
Non-GAAP	$0.26		$0.21

Diluted Shares used in computing per share amounts	699,462		699,462

See the accompanying notes on Schedule III to this press release.

SCHEDULE II (cont)

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(unaudited)

	Twelve Month Periods Ended
	As Reported		Adjusted
	March 31, 2012	Adjustments (2)	March 31, 2012

GAAP gross profit	$1,521,341	$(4,000)	$1,517,341
Stock-based compensation expense	7,447	—	7,447
Non-GAAP gross profit	$1,528,788	$(4,000)	$1,524,788

GAAP SG&A Expenses	$852,636	$28,000	$880,636
Stock-based compensation expense	41,008	—	41,008
Non-GAAP SG&A Expenses	$811,628	$28,000	$839,628

GAAP operating income	$668,705	$(32,000)	$636,705
Stock-based compensation expense	48,455	—	48,455
Non-GAAP operating income	$717,160	$(32,000)	$685,160

GAAP provision for income taxes	$54,116	$—	$54,116
Intangible amortization	1,766	—	1,766
Non-GAAP provision for income taxes	$55,882	$—	$55,882

GAAP net income from continuing operations	$542,645	$(32,000)	$510,645
Stock-based compensation expense	48,455	—	48,455
Intangible amortization	55,896	—	55,896
Adjustments for taxes	(1,766)	—	(1,766)
Non-GAAP net income from continuing operations	$645,230	$(32,000)	$613,230

GAAP net income	$520,765	$(32,000)	$488,765
Stock-based compensation expense	48,455	—	48,455
Intangible amortization	55,896	—	55,896
Adjustments for taxes	(1,766)	—	(1,766)
Non-GAAP net income	$623,350	$(32,000)	$591,350

EPS:
Net income from continuing operations:
GAAP	$0.75		$0.70
Non-GAAP	$0.89		$0.84

Income (loss) from discontinued operations:
GAAP	$(0.03)		$(0.03)
Non-GAAP	$(0.03)		$(0.03)

Net income:
GAAP	$0.72		$0.67
Non-GAAP	$0.86		$0.81

Diluted Shares used in computing per share amounts	727,807		727,807

See the accompanying notes on Schedule III to this press release.

SCHEDULE III

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

NOTES TO SCHEDULES I & II

(1)  To supplement Flextronics’s unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP net income and non-GAAP net income per diluted share.  These supplemental measures exclude stock-based compensation expense, intangible amortization, the related tax effects and non-recurring settlements of tax contingencies.  These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Flextronics’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Flextronics’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Company performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis because such items are not, in our view, related to the Company’s ongoing operational performance.  We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, for calculating return on investment, and for benchmarking performance externally against competitors.  In addition, management’s incentive compensation is determined using certain non-GAAP measures.  Also, when evaluating potential acquisitions, we exclude certain of the items described below from consideration of the target’s performance and valuation.  Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results.  We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•                  the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•                  the ability to better identify trends in the Company’s underlying business and perform related trend analyses;

•                  a better understanding of how management plans and measures the Company’s underlying business; and

•                  an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of each of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding each of these individual items in the reconciliations of these non-GAAP financial measures:

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options and unvested restricted share unit awards granted to employees and assumed in business acquisitions.  The Company believes that the exclusion of these charges provides for more accurate comparisons of its operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types.  In addition, the Company believes it is useful to investors to understand the specific impact stock-based compensation expense has on its operating results.

Intangible amortization consists of non-cash charges that can be impacted by the timing and magnitude of acquisitions.  The Company considers its operating results without these charges when evaluating its ongoing performance and forecasting its earnings trends, and therefore excludes such charges when presenting non-GAAP financial measures.  The Company believes that the assessment of its operations excluding these costs is relevant to its assessment of internal operations and comparisons to the performance of its competitors.

Adjustment for taxes relates to the tax effects of the various adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income and certain adjustments related to non-recurring settlements of tax contingencies.

SCHEDULE III (cont)

(2) As a result of recent events impacting the finances and liquidity of one of the Company’s customers in the concentrated solar photovoltaic market, the Company has recognized a $32.0 million charge for the write-down of inventory and provisions for doubtful accounts.  The Company has been in good faith negotiations with the customer and its primary stakeholders on various out-of-court restructuring alternatives.  Based on an evaluation of this customer’s specific circumstances through May 25, 2012, including but not limited to, its financing alternatives, business prospects, proposed restructuring alternatives and the possibility of insolvency, the Company determined that its best estimate was that all accounts receivable and inventory related to this customer were unrecoverable, and recorded a charge of $32.0 million as of March 31, 2012 related to this customer.  Of this charge, the Company classified $4.0 million in cost of sales related to the write-down of inventory and $28.0 million as selling, general and administrative expenses for provisions for doubtful accounts.  Based on all information available through March 31, 2012, the Company believed that payment of receivables was reasonably assured at the time of shipment, and accordingly, the Company recorded revenues on sales to the customer.